UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 18, 2013

LONGVIEW REAL ESTATE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-178482	300693512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7702 E Doubletree Ranch Rd. Ste 300 Scottsdale AZ	85258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480.902.3399

___________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKINGSTATEMENTS

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance, including statements regarding our expectations, hopes, intentions or strategies regarding the future. You should not place undue reliance on forward-looking statements. All forward-looking statements included in this Current Report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements. Some of the factors that could cause results to differ materially from those in the forward-looking statements are set forth in the “Risk Factors” incorporated by reference in this Current Report below.

The forward-looking statements included herein are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners and competitors and legislative, judicial and other governmental authorities and officials. Assumptions related to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Any of such assumptions could be inaccurate.

Section 5 - Corporate Governance and Management

Section 5.06 -Change in Shell Company Status.

Based on the current operations of the Longview Real Estate, Inc. (the “Company”), the Company ceased being a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. The current operations of the Company are described in this Current Report on Form 8-K.

The Company was incorporated in the State of Delaware on July 5, 2011. Until recently, the Company was a development stage company engaged in the business of developing an “L-3” stretching apparatus to be used by gym enthusiasts for their exercise activities.

On July 3, 2013, the Company changed its name to Longview Real Estate, Inc. in connection with the pursuit of a new business plan. The Company is now engaged in the business of acquiring a portfolio of distressed properties in certain strategic areas at deep discounts, rehabilitating these properties and selling or leasing them for the quickest and highest return possible. The Company’s business office is located at 7702 E Doubletree Ranch Rd. Ste 300 Scottsdale, AZ 85258. The Company’s telephone number is 480.902.3399.

In the past few months since the change in business direction, the Company has taken active steps to further its business plan, including the following:

  On September 16, 2013, the Company raised $4,100,000 in the sale of promissory notes.

  From August 2013 to the date of this current report, the Company has acquired 8 properties for a total cost of $2,560,780. These properties are all residential and are located in Florida, Illinois and Washington. Some of these properties are held by the Company and some are held in its wholly-owned subsidiary, Praetorian Capital, LLC, a Florida limited liability company formed on October 22, 2013. The Company intends to renovate these properties and sell them for a profit.

As a result of the foregoing, the Company had $437,680 in real estate inventory as of September 30, 2013. Furthermore, as reported in the Company’s Form 10-Q for the quarter ended September 30, 2013, the Company’s financial statements provide evidence that its operations are no longer nominal. The Company incurred $103,684 in operating expenses in pursuit of its business plan. As such, the Company is no longer a shell company.

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Form 10 Information

BUSINESS

The information required to be provided herein is set forth in “Company Overview” in the Form 10-Q filed with the SEC on November 14, 2013 and is incorporated herein by reference.

RISK FACTORS

A smaller reporting company is not required to provide the information required by this Item.

FINANCIAL INFORMATION

The information required to be provided herein is set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10-Q filed with the SEC on November 14, 2013, the Form 10-K filed with the SEC on April 8, 2013, and the Form 8-Ks, as amended, filed with the SEC on May 3, 2013, May 23, 2013, June 26, 2013, July 8, 2013 and September 18, 2013 and is incorporated herein by reference.

PROPERTIES

The information required to be provided herein is set forth in “Company Overview” in the in the Form 10-Q filed with the SEC on November 14, 2013 and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of November 19, 2013, by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 154,000,000 shares of common stock issued and outstanding on November 19, 2013. Except as otherwise indicated, the address of each person named in this table is c/o Longview Real Estate Inc., 7702 E Doubletree Ranch Rd. Ste 300 Scottsdale, AZ 85258.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Executive Officers & Directors:
Common	Llorn Kylo	0 shares	0%
Total of All Directors and Executive Officers:		0 shares	0%
More Than 5% Beneficial Owners:
Common	Miramar Investors Inc(1)	124,300,000 shares	80%

(1)	Hans Wild has voting and dispositive control over the shares held by Miramar Investors Inc, which is located at Gutenbergstrasse 10, PO Box 2090, Zurich, Switzerland 8002.

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DIRECTORS AND EXECUTIVE OFFICERS

The information required to be provided herein is set forth in “Directors, Executive Officers and Corporate Governance” in the Form 10-K filed with the SEC on April 8, 2013, and the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

EXECUTIVE COMPENSATION

The information required to be provided herein is set forth in “Executive Compensation” in the Form 10-K filed with the SEC on April 8, 2013, and the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The information required to be provided herein is set forth in “Certain Relationships and Related Transactions” in the Form 10-Qs filed with the SEC on November 14, 2013 and August 14, 2013, the Form 10-K filed with the SEC on April 8, 2013, and the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

LEGAL PROCEEDINGS

The information required to be provided herein is set forth in “Description of Our Company” in the Form 10-Q filed with the SEC on November 14, 2013 and is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The information required to be provided herein is set forth in “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in the Form 10-K filed with the SEC on April 8, 2013, and the Form 8-K filed with the SEC on July 8, 2013 and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

There have been no recent sales of unregistered securities.

DESCRIPTION OF SECURITIES

The information required to be provided herein is set forth in “Description of Securities” in the Form S-1/A filed with the SEC on January 11, 2012 and the Form 8-K filed with the SEC on July 8, 2013 and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information required to be provided herein is set forth in “Description of Securities” and other portions of the Prospectus in the Form S-1/A filed with the SEC on January 11, 2012.

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FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information required to be provided herein is set forth in the Form 10-Q filed with the SEC on November 14, 2013, the Form 10-K filed with the SEC on April 8, 2013, and the Form 8-Ks, as amended, filed with the SEC on May 3, 2013, May 23, 2013, June 26, 2013, July 8, 2013 and September 18, 2013 and are incorporated herein by reference.

Changes in and disagreements with accountants on accounting and financial disclosure

The information required to be provided herein is set forth in “Item s 4.01 and 9.01” in the Form 8-K/A filed with the SEC on May 23, 2013, and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

Financial Statements

The Company's financial statements are set forth in the Form 10-Q filed with the SEC on November 14, 2013, the Form 10-K filed with the SEC on April 8, 2013, and the Form 8-Ks, as amended, filed with the SEC on May 3, 2013, May 23, 2013, June 26, 2013, July 8, 2013 and September 18, 2013 and are incorporated herein by reference.

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description	Incorporation by Reference
3.1	Amended and Restated Certificate of Incorporation, dated July 3, 2013	Form 8-K filed with the SEC on July 8, 2013
3.2	Bylaws	Form S-1 filed with the SEC on December 14, 2011
10.1	Note Purchase Agreement	Form 8-K filed with the SEC on September 18, 2013
10.2	Longview Real Estate Inc. 5% Promissory Note	Form 8-K filed with the SEC on September 18, 2013
10.3	Promissory Note, dated February 26, 2013	Form 8-K filed with the SEC on March 5, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Longview Real Estate, Inc.

/s/ Llorn Kylo

Llorn Kylo

CEO

Date: November 18, 2013

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